                                                                               .
                                                                               .
                                                                               .

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                 386,468.27
Available Funds:
       Contract Payments due and received in this period                                         2,763,569.50
       Contract Payments due in prior period(s) and received in this period                        265,284.82
       Contract Payments received in this period for next period                                   141,776.52
       Sales, Use and Property Tax, Maintenance, Late Charges                                       69,518.97
       Prepayment Amounts related to early termination in this period                            4,995,816.80
       Servicer Advance                                                                            198,897.79
       Proceeds received from recoveries on previously Defaulted Contracts                               0.00
       Transfer from Reserve Account                                                                 2,574.86
       Interest earned on Collection Account                                                         2,794.53
       Interest earned on Affiliated Account                                                            87.54
       Proceeds from repurchase of Contracts per Contribution and Servicing
         Agreement Section 5.03                                                                          0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01
         (Substituted contract < Predecessor contract)                                                   0.00
       Amounts paid under insurance policies                                                             0.00
       Any other amounts                                                                                 0.00

                                                                                                 ------------
Total Available Funds                                                                            8,826,789.60
Less: Amounts to be Retained in Collection Account                                                 432,321.33
                                                                                                 ------------
AMOUNT TO BE DISTRIBUTED                                                                         8,394,468.27
                                                                                                 ============

DISTRIBUTION OF FUNDS:
       1.    To Trustee -  Fees                                                                          0.00
       2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
               Advances                                                                            265,284.82
       3.    To Noteholders (For Servicer Report immediately following the Final
               Additional Closing Date)

                    a) Class A1 Principal and Interest                                                   0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest               0.00
                    a) Class A3 Principal (distributed after A2 Note matures) and Interest               0.00
                    a) Class A4 Principal (distributed after A3 Note matures) and Interest       7,055,866.57
                    b) Class B Principal and Interest                                              120,345.28
                    c) Class C Principal and Interest                                              241,011.50
                    d) Class D Principal and Interest                                              161,609.26
                    e) Class E Principal and Interest                                              205,946.69

       4.    To Reserve Account for Requirement per Indenture Agreement Section 3.08                     0.00
       5.    To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event
                         in effect)                                                                 14,750.28
                    b) Residual Principal (Provided no Restricting or Amortization Event
                         in effect)                                                                227,421.61
                    c) Reserve Account Distribution (Provided no Restricting or
                         Amortization Event in effect)                                               2,574.86
       6.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
               Other Amounts                                                                        72,401.04
       7.    To Servicer, Servicing Fee and other Servicing Compensations                           27,256.36
                                                                                                 ------------
TOTAL FUNDS DISTRIBUTED                                                                          8,394,468.27
                                                                                                 ============

                                                                                                 ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting
  Event Funds (if any)}                                                                            432,321.33
                                                                                                 ============

II.  RESERVE ACCOUNT

Beginning Balance                                                                               $2,702,437.25
   - Add Investment Earnings                                                                         2,574.86
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                      0.00
   - Less Distribution to Certificate Account                                                        2,574.86
                                                                                                -------------
End of period balance                                                                           $2,702,437.25
                                                                                                =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                      $2,702,437.25
                                                                                                =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Pool A                                           52,883,394.68
                    Pool B                                           11,077,704.31
                                                                     -------------
                                                                                            63,961,098.99
Class A Overdue Interest, if any                                              0.00
Class A Monthly Interest - Pool A                                       318,181.76
Class A Monthly Interest - Pool B                                        66,650.85

Class A Overdue Principal, if any                                             0.00
Class A Monthly Principal - Pool A                                    6,047,367.63
Class A Monthly Principal - Pool B                                      623,666.33
                                                                     -------------
                                                                                             6,671,033.96
Ending Principal Balance of the Class A Notes
                    Pool A                                           46,836,027.05
                    Pool B                                           10,454,037.98
                                                                     -------------
                                                                                            -------------
                                                                                            57,290,065.03
                                                                                            =============

------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000         Ending Principal
Original Face $237,814,000        Original Face $237,814,000        Balance Factor
       $  1.618208                       $  28.051477                  24.090283%
------------------------------------------------------------------------------------

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Class A1                                                  0.00
                    Class A2                                                  0.00
                    Class A3                                                  0.00
                    Class A4                                         63,961,098.99

                                                                     -------------

Class A Monthly Interest                                                                    63,961,098.99
                    Class A1 (Actual Number Days/360)                         0.00
                    Class A2                                                  0.00
                    Class A3                                                  0.00
                    Class A4                                            384,832.61

                                                                     -------------

Class A Monthly Principal
                    Class A1                                                  0.00
                    Class A2                                                  0.00
                    Class A3                                                  0.00
                    Class A4                                          6,671,033.96

                                                                     -------------
                                                                                             6,671,033.96
Ending Principal Balance of the Class A Notes
                    Class A1                                                  0.00
                    Class A2                                                  0.00
                    Class A3                                                  0.00
                    Class A4                                         57,290,065.03

                                                                     -------------          -------------
                                                                                            57,290,065.03
                                                                                            =============

Class A4

----------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000        Ending Principal
Original Face $99,051,000        Original Face $99,051,000        Balance Factor
       $  3.885197                     $  67.349486                  57.838957%
----------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

V.  CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                                              901,696.65
                    Pool B                                              188,901.64
                                                                        ----------
                                                                                             1,090,598.29

Class B Overdue Interest, if any                                              0.00
Class B Monthly Interest - Pool A                                         5,485.32
Class B Monthly Interest - Pool B                                         1,149.15
Class B Overdue Principal, if any                                             0.00
Class B Monthly Principal - Pool A                                      103,080.13
Class B Monthly Principal - Pool B                                       10,630.68
                                                                        ----------
                                                                                               113,710.81
Ending Principal Balance of the Class B Notes
                    Pool A                                              798,616.52
                    Pool B                                              178,270.96
                                                                        ----------           ------------
                                                                                               976,887.48
                                                                                             ============

---------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
Original Face $4,054,000        Original Face $4,054,000         Balance Factor
      $  1.636524                     $  28.049040                  24.096879%
---------------------------------------------------------------------------------

VI.  CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                                            1,802,612.25
                    Pool B                                              377,584.33
                                                                      ------------
                                                                                             2,180,196.58

Class C Overdue Interest, if any                                              0.00
Class C Monthly Interest - Pool A                                        11,236.28
Class C Monthly Interest - Pool B                                         2,353.61
Class C Overdue Principal, if any                                             0.00
Class C Monthly Principal - Pool A                                      206,160.26
Class C Monthly Principal - Pool B                                       21,261.35
                                                                      ------------
                                                                                               227,421.61
Ending Principal Balance of the Class C Notes
                    Pool A                                            1,596,451.99
                    Pool B                                              356,322.98
                                                                      ------------           ------------
                                                                                             1,952,774.97
                                                                                             ============

---------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
Original Face $8,107,000        Original Face $8,107,000         Balance Factor
      $  1.676316                     $  28.052499                   24.087517%
---------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

VII.  CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                                            1,202,001.81
                    Pool B                                              251,795.90
                                                                      ------------
                                                                                             1,453,797.71

Class D Overdue Interest, if any                                              0.00
Class D Monthly Interest - Pool A                                         8,263.76
Class D Monthly Interest - Pool B                                         1,731.10
Class D Overdue Principal, if any                                             0.00
Class D Monthly Principal - Pool A                                      137,440.17
Class D Monthly Principal - Pool B                                       14,174.23
                                                                      ------------
                                                                                               151,614.40
Ending Principal Balance of the Class D Notes
                    Pool A                                            1,064,561.64
                    Pool B                                              237,621.67
                                                                      ------------           ------------
                                                                                             1,302,183.31
                                                                                             ============

---------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
Original Face $5,405,000        Original Face $5,405,000         Balance Factor
      $  1.849188                     $  28.050768                  24.092198%
---------------------------------------------------------------------------------

VIII.  CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                            1,502,307.09
                    Pool B                                              314,690.08
                                                                      ------------
                                                                                             1,816,997.17

Class E Overdue Interest, if any                                              0.00
Class E Monthly Interest - Pool A                                        13,583.36
Class E Monthly Interest - Pool B                                         2,845.32
Class E Overdue Principal, if any                                             0.00
Class E Monthly Principal - Pool A                                      171,800.22
Class E Monthly Principal - Pool B                                       17,717.79
                                                                      ------------
                                                                                               189,518.01
Ending Principal Balance of the Class E Notes
                    Pool A                                            1,330,506.87
                    Pool B                                              296,972.29
                                                                      ------------           ------------
                                                                                             1,627,479.16
                                                                                             ============

---------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
Original Face $6,756,000        Original Face $6,756,000         Balance Factor
      $  2.431717                     $  28.051807                  24.089390%
---------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                    Pool A                                            1,803,178.25
                    Pool B                                              377,743.03
                                                                      ------------
                                                                                             2,180,921.28

Residual Interest - Pool A                                               12,438.48
Residual Interest - Pool B                                                2,311.80
Residual Principal - Pool A                                             206,160.26
Residual Principal - Pool B                                              21,261.35
                                                                      ------------
                                                                                               227,421.61
Ending Residual Principal Balance
                    Pool A                                            1,597,017.99
                    Pool B                                              356,481.68
                                                                      ------------           ------------
                                                                                             1,953,499.67
                                                                                             ============

X.  PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                               27,256.36
 - Servicer Advances reimbursement                                                             265,284.82
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                              72,401.04
                                                                                               ----------
Total amounts due to Servicer                                                                  364,942.22
                                                                                               ==========

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XI.    AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                              60,095,190.68

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                0.00

      Decline in Aggregate Discounted Contract Balance                                                            6,872,008.67

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           -------------
         ending of the related Collection Period                                                                 53,223,182.01
                                                                                                                 =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                      1,923,461.91

          - Principal portion of Prepayment Amounts                                            4,948,546.76

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                     0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                              0.00

                                                                                               ------------
                                  Total Decline in Aggregate Discounted Contract Balance       6,872,008.67
                                                                                               ============

POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                              12,588,419.25

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                0.00

      Decline in Aggregate Discounted Contract Balance                                                              708,711.74

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           -------------
         ending of the related Collection Period                                                                 11,879,707.51
                                                                                                                 =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                         672,306.92

          - Principal portion of Prepayment Amounts                                               36,404.82

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                     0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                              0.00

                                                                                               ------------
                                  Total Decline in Aggregate Discounted Contract Balance         708,711.74
                                                                                               ============

                                                                                                                 -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                65,102,889.52
                                                                                                                 =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                                      Predecessor
                                                                                 Discounted     Predecessor            Discounted
Lease #                Lessee Name                                              Present Value     Lease #            Present Value
---------     ------------------------------                                    -------------   -----------         ---------------
3024-003      RADNET MANAGEMENT II, INC.                                        $1,289,113.68    1667-003           $  1,466,069.44
              CASH                                                              $  176,955.76
1743-004      HYPERBARIC MANAGEMENT SYS                                         $1,539,883.34    2425-001           $  1,890,612.33
3221-001      TOTAL IMAGING OF SUN CITY, LLC                                    $1,496,892.51    2427-001           $  1,194,070.97
3307-001      OPEN MRI OHIO 2 VENTURES, LLC                                     $1,181,820.77     917-503           $    644,152.99
3323-003      OPEN MRI OHIO 1 VENTURES, LLC                                     $1,162,123.59    1004-503           $     77,559.49
                                                                                                 1048-501           $    896,884.04
                                                                                                 1049-504           $    644,152.99
                                                                                                 1050-504           $     85,901.56

                                                                                -------------                       ---------------
                                                                Totals:         $6,846,789.65                       $  6,899,403.81

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $  6,899,403.81
b) ADCB OF POOL A AT CLOSING DATE                                                                                   $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables     $0.00
b)  Total discounted Contract Balance of Substitute Receivables      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                 NO X
                                                                                                ----                -----

POOL B

                                                                                                                      Predecessor
                                                                                 Discounted     Predecessor            Discounted
Lease #                Lessee Name                                              Present Value     Lease #            Present Value
-------                -----------                                              -------------   -----------          -------------

                          NONE

                                                                                -------------                       ---------------
                                                                Totals:         $        0.00                       $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                   $ 59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                                 0.00%

*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
  HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables      $0.00
b)  Total discounted Contract Balance of Substitute Receivables       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                 NO  X
                                                                                                ---                 -----

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                                      Predecessor
                                                                                 Discounted     Predecessor            Discounted
Lease #                Lessee Name                                              Present Value     Lease #            Present Value
---------     ------------------------------                                    -------------   -----------         ---------------
2841-001      Medical Imaging Co. Inc.                                           1,121,500.51    2207-001           $    551,274.29
2004383-1     Robert Wood Johnson University                                       512,828.61    2207-002           $  1,160,782.50
2005209-2     Memorial Regional Medical Center                                     252,655.70    2207-003           $    181,136.33
              Cash                                                                   6,208.31
2875-007      MRI of River North, Inc. et al.                                    1,629,015.55    2337-001           $  1,215,773.70
3024-003      Radnet Management II, Inc.                                         1,495,882.60    4283-401           $    286,487.54
                                                                                                 2314-002           $  1,209,395.06
3718-005      USD Dayton Inc., & USD Dayton Holding                              1,711,481.42    1969-003           $  1,251,411.72
                                                                                                 1954-002           $    221,077.49
                                                                                                 1954-003           $     74,796.06
                                                                                                 1095-501           $    209,827.19
                                                                                -------------                       ---------------
                                                                Totals:         $6,729,572.70                       $  6,361,961.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                     $  6,361,961.88
b) ADCB OF POOL A AT CLOSING DATE                                                                                   $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               3.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables     $0.00
b)  Total discounted Contract Balance of Substitute Receivables      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                 NO X
                                                                                                ---                 ----


                                                                                                                      Predecessor
                                                                                 Discounted     Predecessor            Discounted
Lease #                Lessee Name                                              Present Value     Lease #            Present Value
-------                -----------                                              -------------   -----------          -------------
                          None

                                                                                -------------                       ---------------
                                                                Totals:         $        0.00                       $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                        $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                   $ 59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               0.00%

*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
 THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
 BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables     $0.00
b)  Total discounted Contract Balance of Substitute Receivables      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                 NO X
                                                                                                ---                 ----

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.        AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                      TOTAL OUTSTANDING CONTRACTS
This Month                           773,302.47     This Month                    65,102,889.52
1 Month Prior                      1,077,020.33     1 Month Prior                 72,683,609.93
2 Months Prior                     1,654,247.85     2 Months Prior                76,470,519.69

Total                              3,504,570.65     Total                        214,257,019.14

a) 3 MONTH AVERAGE                 1,168,190.22     b) 3 MONTH AVERAGE            71,419,006.38

c) a/b                                     1.64%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                       Yes               No     X
                                                                                                          -------            -------
3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                             Yes               No     X
                                                                                                          -------            -------
     B. An Indenture Event of Default has occurred and is then continuing?                             Yes               No     X
                                                                                                          -------            -------
4.   Has a Servicer Event of Default occurred?                                                         Yes               No     X
                                                                                                          -------            -------
5.   Amortization Event Check
     A. Is 1c  > 8% ?                                                                                  Yes               No     X
                                                                                                          -------            -------
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
          or obligation not remedied within 90 days?                                                   Yes               No     X
                                                                                                          -------            -------
     C. As of any Determination date, the sum of all defaulted contracts since the
          Closing date exceeds 6% of the ADCB on the Closing Date?                                     Yes               No     X
                                                                                                          -------            -------
6.   Aggregate Discounted Contract Balance at Closing Date                                   Balance   $270,243,724.70
                                                                                                       ---------------

DELINQUENT LEASE SUMMARY

Days Past Due                    Current Pool Balance             # Leases
-------------                    --------------------             --------
   31 - 60                           2,794,204.05                    29
   61 - 90                              61,479.24                     9
  91 - 180                             773,302.47                    14

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization